UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report:  March 16, 2010
(Date of earliest event reported:  March 11, 2010)

Revlon Consumer Products Corporation
(Exact Name of Registrant as Specified in its Charter)

Delaware	33-59650	13-3662953
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

237 Park Avenue New York, New York	10017
(Address of Principal Executive Offices)	(Zip Code)

(212) 527-4000
(Registrant’s telephone number, including area code)

None
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On March 11, 2010, Revlon Consumer Products Corporation ("Products Corporation"), the wholly owned operating subsidiary of Revlon, Inc. (‘‘Revlon’’), consummated its previously announced refinancing of its existing bank credit facilities (the "2010 Refinancing").  The principal terms and conditions of the 2010 Refinancing were described in Products Corporation's and Revlon's respective Current Reports on Form 8-K, which were each filed with the SEC on March 11, 2010.  The purpose of this Current Report on Form 8-K is to file as exhibits the material transaction documents for the 2010 Refinancing.

Item 9.01.  Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description
4.1
Second Amended and Restated Term Loan Agreement dated as of March 11, 2010 (the "2010 Term Loan Agreement"), among Products Corporation as borrower, the lenders party thereto, Citicorp USA, Inc. ("CUSA") as administrative agent and collateral agent, JPMorgan Chase Bank, N.A. and Bank of America, N.A. as co-syndication agents, Credit Suisse Securities (USA) LLC ("Credit Suisse") and Natixis, New York Branch ("Natixis") as co-documentation agents, Citigroup Global Markets Inc. ("CGMI"), J.P. Morgan Securities Inc. ("JPM Securities"), Banc of America Securities LLC ("BAS") and Credit Suisse as joint lead arrangers, and CGMI, JPM Securities, BAS, Credit Suisse and Natixis as joint bookrunners.

4.2
Second Amended and Restated Revolving Credit Agreement dated as of March 11, 2010 (the "2010 Revolving Credit Agreement" and together with the 2010 Term Loan Agreement, the "2010 Credit Agreements"), among Products Corporation as borrower, certain subsidiaries of Products Corporation from time to time party thereto as local borrowing subsidiaries, the lenders party thereto, CUSA as administrative agent and collateral agent, CGMI and Wells Fargo Capital Finance, LLC (“Wells Fargo”) as joint lead arrangers, and CGMI, Wells Fargo, BAS, JPM Securities and Credit Suisse as joint bookrunners.

4.3
Third Amended and Restated Pledge and Security Agreement dated as of March 11, 2010 among Revlon, Inc., Products Corporation and certain domestic subsidiaries of Products Corporation in favor of CUSA, as collateral agent for the secured parties.

4.4
Third Amended and Restated Intercreditor and Collateral Agency Agreement, dated as of March 11, 2010, among CUSA, as administrative agent for the lenders under the 2010 Credit Agreements, U.S. Bank National Association, as trustee for certain noteholders, CUSA, as collateral agent for the secured parties, Revlon, Inc., Products Corporation and certain domestic subsidiaries of Products Corporation.

4.5
Amended and Restated Guaranty, dated as of March 11, 2010, by and among Revlon, Inc., Products Corporation and certain domestic subsidiaries of Products Corporation, in favor of CUSA, as collateral agent for the secured parties.

4.6	Schedule of Borrowers; Denomination Currencies; Currency Sublimits; Maximum Sublimits; and Local Fronting Lenders under the 2010 Revolving Credit Agreement.
4.7	Form of Revolving Credit Note under the 2010 Revolving Credit Agreement.
4.8	Third Amended and Restated Copyright Security Agreement, dated as of March 11, 2010, among Products Corporation and CUSA, as collateral agent for the secured parties.
4.9	Third Amended and Restated Copyright Security Agreement, dated as of March 11, 2010, among Almay, Inc. and CUSA, as collateral agent for the secured parties.
4.10	Third Amended and Restated Patent Security Agreement, dated as of March 11, 2010, among Products Corporation and CUSA, as collateral agent for the secured parties.
4.11	Third Amended and Restated Trademark Security Agreement, dated as of March 11, 2010, among Products Corporation and CUSA, as collateral agent for the secured parties.
4.12	Third Amended and Restated Trademark Security Agreement, dated as of March 11, 2010, among Charles Revson Inc. and CUSA, as collateral agent for the secured parties.
4.13	Form of Term Loan Note under the 2010 Term Loan Agreement.
4.14
Amended and Restated Term Loan Guaranty, dated as of March 11, 2010, by Revlon, Inc., Products Corporation and certain domestic subsidiaries of Products Corporation in favor of CUSA, as collateral agent for the secured parties.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REVLON CONSUMER PRODUCTS CORPORATION

	By:	/s/ Robert K. Kretzman
Robert K. Kretzman
Executive Vice President,
Chief Legal Officer
and General Counsel
Date: March 16, 2010

EXHIBIT INDEX

Exhibit No.	Description
4.1
Second Amended and Restated Term Loan Agreement dated as of March 11, 2010 (the "2010 Term Loan Agreement"), among Products Corporation as borrower, the lenders party thereto, Citicorp USA, Inc. ("CUSA") as administrative agent and collateral agent, JPMorgan Chase Bank, N.A. and Bank of America, N.A. as co-syndication agents, Credit Suisse Securities (USA) LLC ("Credit Suisse") and Natixis, New York Branch ("Natixis") as co-documentation agents, Citigroup Global Markets Inc. ("CGMI"), J.P. Morgan Securities Inc. ("JPM Securities"), Banc of America Securities LLC ("BAS") and Credit Suisse as joint lead arrangers, and CGMI, JPM Securities, BAS, Credit Suisse and Natixis as joint bookrunners.

4.2
Second Amended and Restated Revolving Credit Agreement dated as of March 11, 2010 (the "2010 Revolving Credit Agreement" and together with the 2010 Term Loan Agreement, the "2010 Credit Agreements"), among Products Corporation as borrower, certain subsidiaries of Products Corporation from time to time party thereto as local borrowing subsidiaries, the lenders party thereto, CUSA as administrative agent and collateral agent, CGMI and Wells Fargo Capital Finance, LLC (“Wells Fargo”) as joint lead arrangers, and CGMI, Wells Fargo, BAS, JPM Securities and Credit Suisse as joint bookrunners.

4.3
Third Amended and Restated Pledge and Security Agreement dated as of March 11, 2010 among Revlon, Inc., Products Corporation and certain domestic subsidiaries of Products Corporation in favor of CUSA, as collateral agent for the secured parties.

4.4
Third Amended and Restated Intercreditor and Collateral Agency Agreement, dated as of March 11, 2010, among CUSA, as administrative agent for the lenders under the 2010 Credit Agreements, U.S. Bank National Association, as trustee for certain noteholders, CUSA, as collateral agent for the secured parties, Revlon, Inc., Products Corporation and certain domestic subsidiaries of Products Corporation.

4.5
Amended and Restated Guaranty, dated as of March 11, 2010, by and among Revlon, Inc., Products Corporation and certain domestic subsidiaries of Products Corporation, in favor of CUSA, as collateral agent for the secured parties.

4.6	Schedule of Borrowers; Denomination Currencies; Currency Sublimits; Maximum Sublimits; and Local Fronting Lenders under the 2010 Revolving Credit Agreement.
4.7	Form of Revolving Credit Note under the 2010 Revolving Credit Agreement.
4.8	Third Amended and Restated Copyright Security Agreement, dated as of March 11, 2010, among Products Corporation and CUSA, as collateral agent for the secured parties.
4.9	Third Amended and Restated Copyright Security Agreement, dated as of March 11, 2010, among Almay, Inc. and CUSA, as collateral agent for the secured parties.
4.10	Third Amended and Restated Patent Security Agreement, dated as of March 11, 2010, among Products Corporation and CUSA, as collateral agent for the secured parties.
4.11	Third Amended and Restated Trademark Security Agreement, dated as of March 11, 2010, among Products Corporation and CUSA, as collateral agent for the secured parties.
4.12	Third Amended and Restated Trademark Security Agreement, dated as of March 11, 2010, among Charles Revson Inc. and CUSA, as collateral agent for the secured parties.
4.13	Form of Term Loan Note under the 2010 Term Loan Agreement.
4.14
Amended and Restated Term Loan Guaranty, dated as of March 11, 2010, by Revlon, Inc., Products Corporation and certain domestic subsidiaries of Products Corporation in favor of CUSA, as collateral agent for the secured parties.

4